UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 6, 2007


                         DINER'S ACQUISITION CORPORATION
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


        000-21753                                          88-0263701
(Commission File Number)                    (IRS Employer Identification Number)


                            Scott Campbell, President
             7702 E Doubletree Ranch Suite 300, Scottsdale, AZ 85258
                    (Address of principal executive offices)


                                 (480) 905-5550
              (Registrant's telephone number, including area code)

ITEM 8.01 OTHER EVENTS

On June 18, 2007, the Company's Board of Directors approved a one for twenty (1:20) reverse split of the Company's common stock, and changed the Company's name to LaSalle Brands Corporation. Shareholders representing a majority of the shares outstanding have voted in favor of the Board's decision. The Company is negotiating with several ice cream distribution companies with the intent to acquire them and has signed LOI's. The reverse split and name change is a result of these negotiations as the company moves closer to definitive purchase agreements with the distribution companies.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned here unto duly authorized.

Date: July 6, 2007

                              Diner's Acquisition Corporation


                              By: /s/ Scott Campbell
                                 ----------------------------
                                 Scott Campbell, President